SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2003

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Item 7. Exhibits
Item 9. Regulation FD Disclosure
EXHIBIT INDEX
Exhibits
SIGNATURE
EXHIBIT 99.1

Item 7. Exhibits

Exhibit 99.1 Press Release “Beckman Coulter Announces Preliminary Fourth Quarter 2002 Results and 2003 Restructuring Charge”

Item 9. Regulation FD Disclosure

On January 20, 2003, Beckman Coulter, Inc. issued the press release attached as Exhibit 99.1.

EXHIBIT INDEX

Exhibits

Exhibit 99.1	Press Release “Beckman Coulter Announces Preliminary Fourth Quarter 2002 Results and 2003 Restructuring Charge”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2003

BECKMAN COULTER, INC.

By:	/s/ WILLIAM H. MAY

Name:	William H. May
Title:	Vice President, General Counsel, and
Secretary